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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 24, 2000
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                Date of Report (Date of earliest event reported)



                              LSI LOGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      1- 11674                94-2712976
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(State or other jurisdiction    (Commission File  Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                    (Address of principal executive offices)



                                 (408) 433-8000
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              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 4.8 Subordinated Indenture, dated as of February 15, 2000, between LSI Logic Corporation and State Street Bank and Trust Company of California, N.A., as trustee.

        Exhibit 4.9 Supplemental Trust Indenture, dated as of February 15, 2000, between LSI Logic Corporation and State Street Bank and Trust Company of California, N.A., as trustee.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LSI LOGIC CORPORATION


Date: February 24, 2000               By: /s/ DAVID E. SANDERS
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                                      Name:  David E. Sanders
                                      Title: Vice President, General Counsel
                                             and Secretary



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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 24, 2000



    Exhibit     Description
    -------     -----------
     4.8        Subordinated Indenture, dated as of February 15, 2000, between
                LSI Logic Corporation and State Street Bank and Trust Company of
                California, N.A., as trustee

     4.9 Supplemental Trust Indenture, dated as of February 15, 2000, between LSI Logic Corporation and State Street Bank and Trust
                Company of California, N.A., as trustee



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